UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2020

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207. 556.0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director. Effective November 11, 2020, the board of directors (the “Board”) of IDEXX Laboratories, Inc. (the “Company”) elected Dr. Asha S. Collins as an independent Class I Director and appointed her as a member of its Nominating and Governance Committee. To effect Dr. Collins’s election as a Class I Director, the Board increased the number of Directors constituting the Board from ten to eleven and the number of Class I Directors from three to four. It is expected that Dr. Collins will stand for election by stockholders as a Class I Director at the Company’s 2021 annual meeting of stockholders.

There are no related person transactions (or proposed related person transactions) with respect to Dr. Collins reportable under Item 5.02(d) of Form 8-K and Item 404(a) of Regulation S-K since the beginning of the Company’s last fiscal year.

Dr. Collins will receive the same compensation as is paid to the Company’s other non-employee Directors, as described in the section entitled “Corporate Governance – Non-Employee Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 26, 2020, which description is incorporated herein by reference. The cash fee to be paid to Dr. Collins in the fourth quarter of 2020 will be prorated to reflect the effective date of her election to the Board on November 11, 2020. Annual deferred stock unit and stock option grants were made to non-employee Directors on May 6, 2020, the date of the Company’s 2020 annual meeting of stockholders. Since Dr. Collins was not serving as a Director at that time, such grants will be made to her on December 1, 2020, and the award values will be prorated to reflect the portion of the year during which she will serve on the Board, specifically from November 11, 2020 until the Company’s 2021 annual meeting of stockholders.

.

On November 12, 2020, the Company issued a press release regarding Dr. Collins’s election to the Board.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01            Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release entitled “IDEXX Laboratories Elects Dr. Asha S. Collins to Board of Directors” and dated November 12, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: November 12, 2020	By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Executive Vice President, Chief Financial Officer and Treasurer